U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported):

                                November 15, 2005


                        DRAGON INTERNATIONAL GROUP CORP.
        (Exact name of small business issuer as specified in its charter)


          Nevada                      0-23485                     98-0177646
-------------------------------    ----------------------  -------------------
      (State or other               Commission File Number (IRS Employer ID No.)
jurisdiction of incorporation)

                                     Bldg 14
                    Suite A09, International Trading Center,
                                 29 Dongdu Road
                              Ningbo, China 315000
                    (Address of principal executive offices)



                                 86-574-56169308
                           (Issuer's Telephone Number)

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         This report is being filed for the purpose of advising that our net revenues and corresponding cost of sales are being restated for the years ended June 30, 2004 and 2003, the quarterly periods ended December 31, 2004 and 2003 and March 31, 2005 and 2004. Our relevant financial statements are being restated due to an error in the elimination of inter company revenues and related cost of sales.

         Pursuant to a review and assessment by our Board of Directors, our Board of Directors concluded that certain of our previously issued financial statements should no longer be relied upon because of errors in such financial statements. As a result, following the filing of this report we intend to file an amended Quarterly Report on Form 10-QSB for the three months ended March 31, 2005, an amended Quarterly Report on Form 10-QSB for the three months ended December 31, 2004, and an amended Form 8K/A including the Annual Report for the fiscal years ended June 30, 2003 and June 30, 2004, to reflect these revisions in our financial statements. Despite these revised financial statements, our net income for the three months ended March 31, 2005, for the three months ended December 31, 2004, for the fiscal years ended June 30, 2003 and June 30, 2004, remain unchanged. The errors in such financial statements include:

         We made an error in the recognition of inter company revenues and cost of sales. We recognized a portion of revenues for inter company sales. We recognized cost of sales associated with the revenues. Upon further review and discussion with our auditor, the financials have been restated to reflect the reduced revenues and cost of sales.

         The specific effect of these restatements on our financial statements for the periods indicated will be as follows:

        o Quarterly Report on Form 10-QSB for the three months and nine ended March 31, 2005

           For the three and nine months ending March 31, 2005 and 2004, we revised net revenues and cost of sales related to an error in the elimination of inter-company revenues and cost of sales. We initially reflected revenues and cost of sales figures prior to the elimination of inter-company revenues and costs of revenues. Since there were no inter-company profits or losses associated with the inter-company sales, there was no change to our gross profit or net income, balance sheet or statement of cash flows. Accordingly, the adjustments to the statement of operations were as follows:



                                   For the Three           For the Three         For the Nine Months         For the Nine
                                Months Ended March       Months Ended March      Ended March 31, 2005     Months Ended March
                                     31, 2005                 31, 2004                                         31, 2004

                                --------------------    ---------------------    ---------------------    --------------------
Prior to Restatement

   Net Revenues                        $  2,472,996          $     6,031,646       $ 14,564,067          $   14,715,401
   Cost of Sales                          2,127,644                5,386,828         13,646,147              13,074,644
                                --------------------    ---------------------    ---------------------    --------------------
   Gross Profit                        $    345,352          $       644,818       $    917,920          $    1,640,757
                                ====================    =====================    =====================    ====================

As Restated
   Net Revenues                        $  2,472,995          $                      $  8,789,729          $   12,593,474
                                                                   4,921,314
   Cost of Sales                          2,127,643                4,276,496           7,871,809              10,952,717
                                --------------------    ---------------------    ---------------------    --------------------
   Gross Profit                        $    345,352          $       644,818        $    917,920          $     1,640,757
                                ====================    =====================    =====================    ====================

Net decrease
   Net Revenues                        $         (1)         $                     $ (5,774,337)          $    (2,121,927)
                                                                 (1,110,332)
   Cost of Sales                                  1              (1,110,332)          (5,774,337)              (2,121,927)
                                --------------------    ---------------------    ---------------------    --------------------
   Gross Profit                        $          -           $           -         $          -           $             -
                                ====================    =====================    =====================    ====================


        o Quarterly Report on Form 10-QSB for the three and six months ended December 31, 2004

           For the three and six months ending December 31, 2004 and 2003, we revised net revenues and cost of sales related to an error in the elimination of inter-company revenues and cost of sales. The Company initially reflected revenues and cost of sales figures prior to the elimination of inter-company revenues and costs of revenues. Since there were no inter-company profits or losses associated with the inter-company sales, there was no change to the Company's gross profit or net income, balance sheet, or statement of cash flows. Accordingly, the adjustments to the statement of operations were as follows:



                                   For the Three           For the Three          For the Six Months      For the Six Months
                                   Months Ended             Months Ended          Ended December 31,      Ended December 31,
                                 December 31, 2004       December 31, 2003               2004                    2003
                                --------------------    ---------------------    ---------------------    --------------------
Prior to Restatement
   Net Revenues                        $  8,548,221             $  2,353,035           $  12,091,071           $   8,683,755
   Cost of Sales                          8,281,621                1,694,581              11,518,503               7,687,816
                                --------------------    ---------------------    ---------------------    --------------------
   Gross Profit                        $    266,600             $    658,454           $     572,568           $     995,939
                                ====================    =====================    =====================    ====================

As Restated
   Net Revenues                        $  2,773,884            $                       $   6,316,734           $   7,672,160
                                                                   4,414,324
   Cost of Sales                          2,507,284                3,755,870               5,744,166               6,676,221
                                --------------------    ---------------------    ---------------------    --------------------
   Gross Profit                        $    266,600            $     658,454           $     572,568           $     995,939
                                ====================    =====================    =====================    ====================

Net Decrease
   Net Revenues                        $(5,774,337)            $                       $  (5,774,337)          $  (1,011,595)
                                                                   2,081,289
   Cost of Sales                        (5,774,337)                2,081,289              (5,774,337)             (1,011,595)
                                --------------------    ---------------------    ---------------------    --------------------
   Gross Profit                        $         -              $          -           $           -           $           -

                                ====================    =====================    =====================    ====================

        o Form 8K/A including the Annual Report for the fiscal years ended June 30, 2004 and June 30, 2003

     For the year ending June 30, 2004 and 2003, we revised net revenues and cost of sales related to an error in the elimination of inter-company revenues and the related cost of sales. For the year ended June 30, 2004 and 2003, we initially did not eliminate certain inter-company sales and the related cost of sales of $2,511,363 and $2,515,317, respectively. Since there were no inter-company profits or losses associated with the inter-company sales, there was no change to our gross profit or net income, balance sheet, or statement of cash flows. Accordingly, the adjustments to the statement of operations were as follows:

                                For the Year Ended       For the Year Ended
                                   June 30, 2004           June 30, 2003
                                --------------------    ---------------------
Prior to Restatement
   Net Revenues                       $  19,114,755             $ 15,040,725
   Cost of Sales                         17,203,284               13,211,116
                                --------------------    ---------------------
   Gross Profit                       $   1,911,471             $  1,829,609
                                ====================    =====================

As Restated
   Net Revenues                       $  16,603,392             $
                                                                  12,525,408
   Cost of Sales                         14,691,921               10,695,799
                                --------------------    ---------------------
   Gross Profit                       $   1,911,471             $  1,829,609
                                ====================    =====================

Net decrease
   Net Revenues                       $ (2,511,363)             $
                                                                 (2,515,317)
   Cost of Sales                        (2,511,363)              (2,515,317)
                                --------------------    ---------------------
   Gross Profit                       $          -              $        -
                                ====================    =====================

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                 DRAGON INTERNATIONAL GROUP CORP.
                                (Registrant)
Dated: November 15, 2005

                                By:/s/ David Wu
                                 ----------------------------------------------
                                 David Wu, Chief Executive Officer and President